BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement dated November 18, 2016 to the

SL Agency Shares

Prospectus of the Fund

dated October 11, 2016 (the “Prospectus”)

Effective immediately, the fourth paragraph in the section in the Prospectus captioned “Account Information—Shareholder Information—Liquidity Fees and Redemption Gates” is hereby deleted and replaced in its entirety with the following:

If the Board imposes a redemption gate, BlackRock Cash Funds: Prime will not accept purchase or redemption orders, and BlackRock Cash Funds: Institutional may not accept purchase orders and will not accept redemption orders, until such Institutional Fund has notified shareholders that the redemption gate has been lifted. Any redemption orders submitted while a redemption gate is in effect will be cancelled without further notice. Any purchase order submitted for BlackRock Cash Funds: Prime will also be cancelled without further notice while a redemption gate is in effect. If you still wish to redeem shares (or purchase shares for BlackRock Cash Funds: Prime) once the redemption gate has been lifted, you will need to submit a new purchase or redemption request to an Institutional Fund or your Financial Intermediary. If a purchase or redemption order is received after the applicable deadline of an Institutional Fund but prior to the imposition of a liquidity fee or a redemption gate, such order will be cancelled without further notice.

Shareholders should retain this Supplement for future reference.